UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                  CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 4, 1999


                             SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


              California                    1-7850               88-0085720
    (State or other jurisdiction of       (Commission         (I.R.S. Employer
     incorporation or organization)       File Number)       Identification No.)

        5241 Spring Mountain Road
          Post Office Box 98510
            Las Vegas, Nevada                                    89193-8510
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (702) 876-7237

Item 5.    Other Events

On May 4, 1999, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the quarter ended March 31, 1999. The financial information released is included herein. This information is summary in nature and should not be considered complete financial statements.


Item 7.    Exhibits

  99       Financial Analyst Report - First Quarter 1999




                                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     SOUTHWEST GAS CORPORATION



Date:  May 4, 1999                                      /s/ EDWARD A. JANOV
                                                   -----------------------------
                                                          Edward A. Janov
                                                   Vice President/Controller and
                                                     Chief Accounting Officer